Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Consumer Portfolio Services, Inc. (the “Company”)

Credit Suisse Securities (USA) LLC

Citigroup Global Markets Inc.

(together, the “Specified Parties”)

Re: CPS Auto Receivables Trust 2019-D – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “bb.Pool_2019D_083019_ Indicative.xlsx,” provided by the Company on September 3, 2019, containing information related to 5,300 automobile retail installment sale contracts (“Receivables”) as of August 30, 2019 (the “Data File”), which we were informed are intended to be included as collateral in the offering by CPS Auto Receivables Trust 2019-D. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Title Document” means a scanned image of the Certificate of Title, Application for Title, Application for Certificate of Ownership, Dealer Guarantee of Title Delivery, Application for Registration, Application for Dealer Assignment, or Lien Entry Form.

•	The term “Receivable File” means any file containing some or all of the following documents for each Sample Receivable (defined below): Installment Sale Contract (which includes any related Addendum to the Installment Sale Contract and/or Retail Installment Sale Contract Simple Interest Finance Change letter) (not applicable for direct loans), Federal Truth in Lending Disclosure Statement (within Installment Sale Contract or as a stand-alone document for direct loans), Title Document, Agreement to Provide Insurance Form, Insurance Verification Form, Insurance Verification system screen shot, and/or Credit Application. The Receivable File, provided to us by the Company, was represented to be a scanned image of the original Receivable File. The Receivable File was accessed through the Company’s data imaging system using one of the Company’s computer terminals. We make no representation regarding the validity, enforceability, or authenticity of the information in the Receivable File.

We performed the following procedures:

A.	The Company instructed us to select a random sample of 150 Receivables from the Data File (the “Sample Receivables”). A listing of the Sample Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Receivable, we performed the procedures listed below using the Receivable File. The absence of any of the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company (as applicable) indicated below, for each of the attributes identified constituted an exception. The Receivable File are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File / Company’s Instructions

Obligor’s First Name and Last Name	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement), Credit Application

Contract Date	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Original Term	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Original Amount Financed	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement)

Scheduled Monthly Payment Amount	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

Annual Percentage Rate (“APR”)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

Vehicle Type (New or Used)	Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement). For purposes of this attribute, the Company instructed to consider an entry of “C” in the Data File to be a Used vehicle.

Vehicle Make

Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

For Sample Receivables #118, #133, and #136, the Vehicle Make and Vehicle Model stated in the Data File were “RAM” and “1500,” respectively. The Vehicle Make and Vehicle Model stated in the Installment Sale Contracts were “Dodge” and “RAM 1500,” respectively. The Company instructed us to consider the information to be in agreement given the establishment of the RAM brand in 2010 as a spin-off from the Dodge brand.

Vehicle Model

Installment Sale Contract (or for a direct loan, Federal Truth in Lending Disclosure Statement).

For Sample Receivables #118, #133, and #136, refer to discussion for the “Vehicle Make” attribute above.

The information regarding the Sample Receivables was found to be in agreement with the respective information appearing in the Receivable Files.

C.	In addition to the procedures described above, for each Sample Receivable, we observed the presence of the following in the Receivable File:

1.	Title Document. We were instructed by the Company to observe that the Company’s name appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party. The Company informed us that “CPS, Inc.,” “CPS,” “Consumer Portfolio Services,” “Consumer Portfolio Services, Inc.,” “Consumer Portfolio Svcs,” “Consumer Portfolio Serv,” “Consumer Portfolio Servic,” and “C.P.S. Inc.” were acceptable names for the Company.

2.	Proof of Insurance. The Company informed us that an Agreement to Provide Insurance, Insurance Verification Form, or a screenshot from the Company’s Insurance Verification system, each listing an insurance company name, were acceptable proof of insurance.

3.	Signed Credit Application (not applicable to direct loans). We make no representation regarding the authenticity of the obligor’s signature(s).

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA

September 24, 2019

Exhibit A

The Sample Receivables

Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]	Sample Receivable #	Receivable Number[1]
1	2019D001	51	2019D051	101	2019D101
2	2019D002	52	2019D052	102	2019D102
3	2019D003	53	2019D053	103	2019D103
4	2019D004	54	2019D054	104	2019D104
5	2019D005	55	2019D055	105	2019D105
6	2019D006	56	2019D056	106	2019D106
7	2019D007	57	2019D057	107	2019D107
8	2019D008	58	2019D058	108	2019D108
9	2019D009	59	2019D059	109	2019D109
10	2019D010	60	2019D060	110	2019D110
11	2019D011	61	2019D061	111	2019D111
12	2019D012	62	2019D062	112	2019D112
13	2019D013	63	2019D063	113	2019D113
14	2019D014	64	2019D064	114	2019D114
15	2019D015	65	2019D065	115	2019D115
16	2019D016	66	2019D066	116	2019D116
17	2019D017	67	2019D067	117	2019D117
18	2019D018	68	2019D068	118	2019D118
19	2019D019	69	2019D069	119	2019D119
20	2019D020	70	2019D070	120	2019D120
21	2019D021	71	2019D071	121	2019D121
22	2019D022	72	2019D072	122	2019D122
23	2019D023	73	2019D073	123	2019D123
24	2019D024	74	2019D074	124	2019D124
25	2019D025	75	2019D075	125	2019D125
26	2019D026	76	2019D076	126	2019D126
27	2019D027	77	2019D077	127	2019D127
28	2019D028	78	2019D078	128	2019D128
29	2019D029	79	2019D079	129	2019D129
30	2019D030	80	2019D080	130	2019D130
31	2019D031	81	2019D081	131	2019D131
32	2019D032	82	2019D082	132	2019D132
33	2019D033	83	2019D083	133	2019D133
34	2019D034	84	2019D084	134	2019D134
35	2019D035	85	2019D085	135	2019D135
36	2019D036	86	2019D086	136	2019D136
37	2019D037	87	2019D087	137	2019D137
38	2019D038	88	2019D088	138	2019D138
39	2019D039	89	2019D089	139	2019D139
40	2019D040	90	2019D090	140	2019D140
41	2019D041	91	2019D091	141	2019D141
42	2019D042	92	2019D092	142	2019D142
43	2019D043	93	2019D093	143	2019D143
44	2019D044	94	2019D094	144	2019D144
45	2019D045	95	2019D095	145	2019D145
46	2019D046	96	2019D096	146	2019D146
47	2019D047	97	2019D097	147	2019D147
48	2019D048	98	2019D098	148	2019D148
49	2019D049	99	2019D099	149	2019D149
50	2019D050	100	2019D100	150	2019D150

____________________________

[1] The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.